Exhibit 99

SUPPLEMENTAL QUARTERLY FINANCIAL DATA

(Unaudited; Dollars in millions, except per share amounts)

	First	Second	Third
2012	Quarter	Quarter	Quarter
Revenues:
Entertainment	$2,318	$1,707	$1,680
Cable Networks	452	446	436
Publishing	176	189	210
Local Broadcasting	622	704	661
Outdoor Americas	288	334	334
Eliminations	(60)	(51)	(55)
Total Revenues	$3,796	$3,329	$3,266
Segment OIBDA: (a)
Entertainment	$411	$426	$384
Cable Networks	209	190	227
Publishing	10	9	39
Local Broadcasting	171	248	213
Outdoor Americas	76	103	105
Corporate	(70)	(65)	(64)
Total Segment OIBDA	807	911	904
Impairment charges	(11)	—	—
Depreciation and amortization	(119)	(119)	(116)
Total Operating Income	$677	$792	$788
Operating Income (Loss):
Entertainment	$370	$385	$346
Cable Networks	204	184	221
Publishing	8	7	38
Local Broadcasting	138	225	190
Outdoor Americas	33	62	62
Corporate	(76)	(71)	(69)
Total Operating Income	677	792	788
Interest expense	(110)	(104)	(94)
Interest income	2	1	1
Gain (loss) on early extinguishment of debt	25	—	(57)
Other items, net	5	3	(3)
Earnings from continuing operations before income taxes and equity in loss of investee companies	599	692	635
Provision for income taxes	(201)	(228)	(236)
Equity in loss of investee companies, net of tax	(4)	(12)	(14)
Net earnings from continuing operations	394	452	385
Net earnings (loss) from discontinued operations	(31)	(25)	6
Net earnings	$363	$427	$391

Basic net earnings (loss) per common share:
Net earnings from continuing operations	$.61	$.70	$.60
Net earnings (loss) from discontinued operations	$(.05)	$(.04)	$.01
Net earnings	$.56	$.66	$.61
Diluted net earnings (loss) per common share:
Net earnings from continuing operations	$.59	$.68	$.59
Net earnings (loss) from discontinued operations	$(.05)	$(.04)	$.01
Net earnings	$.54	$.65	$.60

Weighted average number of common shares outstanding:
Basic	650	646	640
Diluted	667	661	656

Dividends per common share	$.10	$.10	$.12

(a)     The Company presents segment operating income (loss) before depreciation and amortization, restructuring charges and impairment charges (“Segment OIBDA”) as the primary measure of profit and loss for its operating segments in accordance with Financial Accounting Standards Board (“FASB”) guidance for segment reporting.  The Company believes the presentation of Segment OIBDA is relevant and useful for investors because it allows investors to view segment performance in a manner similar to the primary method used by the Company’s management and enhances their ability to understand the Company’s operating performance.

SUPPLEMENTAL QUARTERLY FINANCIAL DATA (continued)

(Unaudited; Dollars in millions, except per share amounts)

2011	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Revenues:
Entertainment	$1,994	$1,836	$1,632	$1,995	$7,457
Cable Networks	393	413	420	395	1,621
Publishing	155	183	220	229	787
Local Broadcasting	621	691	656	721	2,689
Outdoor Americas	279	332	333	342	1,286
Eliminations	(66)	(27)	(40)	(70)	(203)
Total Revenues	$3,376	$3,428	$3,221	$3,612	$13,637
Segment OIBDA: (a)
Entertainment	$268	$440	$405	$318	$1,431
Cable Networks	153	176	203	175	707
Publishing	7	19	38	28	92
Local Broadcasting	169	230	184	266	849
Outdoor Americas	69	99	104	108	380
Corporate	(70)	(78)	(73)	(81)	(302)
Total Segment OIBDA	596	886	861	814	3,157
Restructuring charges	—	—	—	(43)	(43)
Depreciation and amortization	(126)	(125)	(120)	(124)	(495)
Total Operating Income	$470	$761	$741	$647	$2,619
Operating Income (Loss):
Entertainment	$230	$400	$366	$235	$1,231
Cable Networks	147	171	197	169	684
Publishing	5	17	36	25	83
Local Broadcasting	143	204	161	242	750
Outdoor Americas	21	53	59	64	197
Corporate	(76)	(84)	(78)	(88)	(326)
Total Operating Income	470	761	741	647	2,619
Interest expense	(110)	(109)	(110)	(106)	(435)
Interest income	2	1	1	2	6
Other items, net	6	5	(15)	(7)	(11)
Earnings from continuing operations before income taxes and equity in earnings (loss) of investee companies	368	658	617	536	2,179
Provision for income taxes	(122)	(231)	(212)	(186)	(751)
Equity in earnings (loss) of investee companies, net of tax	(14)	(5)	(19)	1	(37)
Net earnings from continuing operations	232	422	386	351	1,391
Net earnings (loss) from discontinued operations	(30)	(27)	(48)	19	(86)
Net earnings	$202	$395	$338	$370	$1,305

Basic net earnings (loss) per common share:
Net earnings from continuing operations	$.34	$.63	$.59	$.54	$2.09
Net earnings (loss) from discontinued operations	$(.04)	$(.04)	$(.07)	$.03	$(.13)
Net earnings	$.30	$.59	$.51	$.57	$1.97
Diluted net earnings (loss) per common share:
Net earnings from continuing operations	$.33	$.62	$.57	$.52	$2.04
Net earnings (loss) from discontinued operations	$(.04)	$(.04)	$(.07)	$.03	$(.13)
Net earnings	$.29	$.58	$.50	$.55	$1.92

Weighted average number of common shares outstanding:
Basic	674	669	659	653	664
Diluted	693	686	675	669	681

Dividends per common share	$.05	$.10	$.10	$.10	$.35

(a)     The Company presents Segment OIBDA as the primary measure of profit and loss for its operating segments in accordance with FASB guidance for segment reporting.  The Company believes the presentation of Segment OIBDA is relevant and useful for investors because it allows investors to view segment performance in a manner similar to the primary method used by the Company’s management and enhances their ability to understand the Company’s operating performance.